SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2008

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-3365	26-0610707
State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On September 2, 2008, First Financial Northwest, Inc. (“Company”), the holding company of First Savings Bank Northwest (“Bank”), announced that William A. Longbrake had been appointed to the Company’s and the Bank’s Boards of Directors. Mr. Longbrake was not appointed to serve on any of the Company’s or the Bank’s Committees of their respective Boards of Directors at this time.  For further information concerning Mr. Longbrake’s background, reference is made to the press release dated September 2, 2008 which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Mr. Longbrake and any director or other executive officer of the Company and the Bank and he was not appointed as a director pursuant to any arrangement or understanding with any person.  Mr. Longbrake has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)             Exhibits

99.1           News Release of First Financial Northwest, Inc. dated September 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

Date: September 2, 2008	By: /s/Victor Karpiak
Victor Karpiak
President and Chief Executive Officer

Exhibit 99.1

Press Release dated September 2, 2008

  For more information, contact:
Victor Karpiak: (425) 255-4400

**FOR IMMEDIATE RELEASE**

FIRST FINANCIAL NORTHWEST, INC.
ANNOUNCES APPOINTMENT OF WILLIAM A. LONGBRAKE
TO ITS BOARD OF DIRECTORS

Renton, Washington – September 2, 2008 - First Financial Northwest, Inc. (the “Company”) (Nasdaq: FFNW), the holding company for First Savings Bank Northwest (“Bank”), announced today that William A. Longbrake has been appointed to the Board of Directors of the Company and the Bank.

“Bill’s financial industry experience, and particularly his strong background in regulatory and legislative policies and procedures, will be a great benefit to the Company and Bank and we are delighted to have someone of his caliber join our Board, “ said Victor Karpiak, Chairman, President and CEO.

“First Financial and First Savings have exciting opportunities ahead and I look forward to applying my experience to support the Company’s overall goals and operations” said Mr. Longbrake.

Mr. Longbrake previously served as Vice Chair of Washington Mutual, Inc. (“WaMu”), Seattle, Washington, and as a director of Washington Mutual Bank, fsb.  He has been affiliated with WaMu and Washington Mutual Bank since 1982, except from 1995 to 1996 when he served as Chief Financial Officer and Deputy to the Chairman for Finance at the Federal Deposit Insurance Corporation (“FDIC”).  During his service at WaMu in 2001, he was name Chief Financial Officer of the Year in the Driving Revenue Growth category by CFO Magazine. Mr. Longbrake began his professional career in 1971 with the FDIC and later with the Office of the Comptroller of the Currency (“OCC”).  He served in various positions including as Acting Senior Deputy Comptroller for Policy and Senior Deputy Controller for Resource Management for the OCC and as Special Assistant to the Chairman and Controller at the FDIC.

Mr. Longbrake has extensive experience in the regulatory and legislative fields and is active in numerous academic, business and community service organizations.  He currently serves on the Board of the Local Initiative Support Corporation, which provides affordable housing nationwide.  He chairs the Washington State Citizens Commission for Review of Tax Preferences and also is a member of the Governor’s Council of Economic Advisors for Washington State. He serves on the University of Washington Business School Advisory Board and the University of Maryland Robert H. Smith School of Business Board of Visitors.  He also serves on the Board of Directors of the Federal Home Loan Bank of Seattle and the Washington Financial League, is member of several committees for the American Bankers Association and is Chairman Emeritus of the Financial Services Roundtable’s Housing Policy Council.

Mr. Longbrake has a Bachelor of Arts degree in Economics from the College of Wooster, a Master’s degree in Monetary Economics and a Master of Business Administration degree from the University of Wisconsin, and a PhD in Finance from the University of Maryland.

With respect to his academic contributions, Mr. Longbrake has taught courses in business administration and finance at the University of Maryland and Seattle University.  Currently, he serves on the Boards of Trustees of the College of Wooster and Auburn Theological Seminary.  In 2007, he received the Distinguished Alumnus of the Year from the Robert H. Smith School of Business of the University of Maryland.

First Financial Northwest, Inc. is a Washington corporation headquartered in Renton, Washington. It is the parent company of First Savings Bank Northwest; a Washington chartered stock savings bank that was originally organized in 1923. The Company serves the Puget Sound Region of Washington that includes King, Snohomish and Pierce counties, through its full-service banking office. The Company is part of the America’s Community Bankers NASDAQ Index as well as the Russell 3000 Index. For additional information about the Company and the Bank, please visit our website at www.fsbnw.com and click on the “Investor Relations” section.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for construction/land development,  residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.